Summary Prospectus Supplement dated May 2, 2011
The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, B, C, Y, Investor and Institutional Class shares of the Fund listed below:
Invesco Utilities Fund
The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in each prospectus:

“Portfolio Managers	Title	Length of Service on the Fund
Meggan Walsh	Portfolio Manager (lead)	2009
Robert Botard	Portfolio Manager	2011	”
I-UTI SUM-SUP-1 050211